UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023

GATOS SILVER, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39649 (Commission File Number)	27-2654848 (I.R.S. Employer Identification No.)

925 W Georgia Street, Suite 910 Vancouver, British Columbia, Canada (Address of principal executive offices)	V6C 2G3 (Zip Code)

Registrant’s telephone number, including area code: (720) 726-9662

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GATO	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

Gatos Silver, Inc. (the “Company”) has set the date of its 2023 annual meeting of stockholder (the “Annual Meeting”) as May 31, 2023. Proposals that stockholders wish to submit for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company’s Secretary at Gatos Silver, Inc., 925 W Georgia Street, Suite 910, Vancouver, British Columbia, Canada V6C 2G3, no later than April 7, 2023. Any stockholder proposal submitted for inclusion in the Company’s proxy statement must be eligible for inclusion in accordance with the rules and regulations promulgated by the U.S. Securities and Exchange Commission. The Company’s bylaws further provide that a stockholder proposal relating to director nomination or other business that is not submitted for inclusion in the Company’s proxy statement must be submitted in writing and received by the Company’s Secretary at the address above no earlier than January 31, 2023 and no later than April 7, 2023. Such written notice must contain the information required by the Company’s bylaws. In addition to complying with the advance notice provisions of the Company’s bylaws, to solicit proxies in support of director nominees other than the Company’s nominees, a stockholder must give timely notice that complies with the additional requirements of Rule 14a-19 and which must be received no later than April 7, 2023.

The Company issued a press release announcing the date of its Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATOS SILVER, INC.

Date: March 28, 2023	By:	/s/ Dale Andres
Dales Andres
Chief Executive Officer